UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 31, 2006

VIVUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23490	94-3136179
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

1172 CASTRO STREET
MOUNTAIN VIEW, CA 94040
(Address of principal executive offices, including zip code)

(650) 934-5200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 31, 2006, VIVUS, Inc. issued press releases titled “VIVUS to Present at the CIBC World Markets 17th Annual Healthcare Conference” and “VIVUS to Present at the Rodman & Renshaw 8th Annual Healthcare Conference.”  Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 31, 2006 titled “VIVUS to Present at the CIBC World Markets 17th Annual Healthcare Conference”
99.2	Press Release dated October 31, 2006 titled “VIVUS to Present at the Rodman & Renshaw 8th Annual Healthcare Conference”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Timothy E. Morris
Timothy E. Morris
Vice President and Chief Financial Officer

Date:  November 1, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 31, 2006 titled “VIVUS to Present at the CIBC World Markets 17th Annual Healthcare Conference”
99.2	Press Release dated October 31, 2006 titled “VIVUS to Present at the Rodman & Renshaw 8th Annual Healthcare Conference”